Supplement to the
Fidelity Flex® Small Cap Fund
December 30, 2020
Prospectus

Clint Lawrence no longer serves as lead portfolio manager of the fund.

The following information replaces similar information for Clint Lawrence found in the ”Fund Summary” section under the ”Portfolio Manager(s)” heading.

Derek Janssen (lead portfolio manager) has managed the fund since February 2021.

The following information supplements similar information found in the “Fund Summary” section under the "Portfolio Manager(s)" heading.

Gabriela Kelleher (co-manager) has managed the fund since May 2021.

The following information replaces the biographical information for Clint Lawrence found in the “Fund Management” section under the ”Portfolio Manager(s)” heading.

Derek Janssen is lead portfolio manager of the fund, which he has managed since February 2021. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Janssen has worked as a research analyst and portfolio manager.

The following information supplements the biographical information found in the “Fund Management” section under the "Portfolio Manager(s)" heading.

Gabriela Kelleher is co-manager of the fund, which she has managed since May 2021. Since joining Fidelity Investments in 2018, Ms. Kelleher has worked as a research analyst and portfolio manager. Prior to joining the firm, Ms. Kelleher served as a vice president and senior analyst at Goldman Sachs from 2011 to 2018.

ZSC-21-02 1.9885340.105	April 30, 2021